UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 20, 2012

AMERICA’S CAR-MART, INC.
(Exact name of registrant as specified in its charter)

Texas	0-14939	63-0851141
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

802 SE Plaza Avenue, Suite 200, Bentonville, Arkansas 72712
 (Address of principal executive offices, including zip code)

(479) 464-9944
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On September 20, 2012, America’s Car-Mart, Inc., a Texas corporation (the “Company”), and its subsidiaries, Colonial Auto Finance, Inc., an Arkansas corporation (“Colonial”), America’s Car Mart, Inc., an Arkansas corporation (“ACM”), and Texas Car-Mart, Inc., a Texas corporation (“TCM”), entered into Amendment No. 1 to the Amended and Restated Loan and Security Agreement (“Agreement”), dated as of March 9, 2012, by and among the Company, Colonial, ACM, TCM and a group of lenders.

Amendment No. 1 to the Agreement (the “Amendment”) amended the loan agreement to increase the Colonial revolving line of credit by $20 million to a total of $135 million.  The ACM-TCM revolving line of credit commitment remained the same at $10 million for an amended total commitment of $145 million, increased from $125 million.  The lending group includes Bank of America, N.A. ($55 million commitment, up from $50 million), BOKF, NA d/b/a Bank of Arkansas ($40 million commitment, up from $35 million), Commerce Bank ($15 million commitment, unchanged from the prior commitment), First Tennessee Bank, N.A. ($20 million commitment, up from $15 million) and Arvest Bank ($15 million commitment, up from $10 million).

The description above is a summary and is qualified in its entirety by Amendment No. 1 to the Agreement, which is filed as an exhibit to this report and is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above under Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(d)           Exhibits.

4.1
Amended and Restated Loan and Security Agreement dated March 9, 2012, among America’s Car-Mart, Inc., a Texas corporation, as Parent; Colonial Auto Finance, Inc., an Arkansas corporation, America’s Car Mart, Inc., an Arkansas corporation, and Texas Car-Mart, Inc., a Texas corporation, as Borrowers; and certain financial institutions, as Lenders, with Bank of America N.A., as Administrative Agent, Lead Arranger and Book Manager (Incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed with the SEC on March 12, 2012).

4.2
Colonial Second Amended and Restated Revolver Note dated March 9, 2012 by Colonial Auto Finance, Inc. in favor of Commerce Bank, as Lender (Incorporated by reference to Exhibit 4.4 to the Company’s Current Report on Form 8-K filed with the SEC on March 12, 2012).

4.3
Amendment No. 1 to Amended and Restated Loan and Security Agreement dated September 20, 2012, among America’s Car-Mart, Inc., a Texas corporation, as Parent; Colonial Auto Finance, Inc., an Arkansas corporation, America’s Car Mart, Inc., an Arkansas corporation, and Texas Car-Mart, Inc., a Texas corporation, as Borrowers; and certain financial institutions, as Lenders, with Bank of America N.A., as Administrative Agent, Lead Arranger and Book Manager.

4.4	Colonial Third Amended and Restated Revolver Note dated September 20, 2012 by Colonial Auto Finance, Inc. in favor of Bank of America, N.A., as Lender.

4.5	Colonial Third Amended and Restated Revolver Note dated September 20, 2012 by Colonial Auto Finance, Inc. in favor of BOKF, NA d/b/a Bank of Arkansas, as Lender.

4.6	Colonial Amended and Restated Revolver Note dated September 20, 2012 by Colonial Auto Finance, Inc. in favor of First Tennessee Bank, as Lender.

4.7	Colonial Third Amended and Restated Revolver Note dated September 20, 2012 by Colonial Auto Finance, Inc. in favor of Arvest.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

America’s Car-Mart, Inc.

Date: September 21, 2012	/s/ Jeffrey A. Williams
Jeffrey A. Williams
Chief Financial Officer and Secretary
(Principal Financial and Accounting Officer)

Exhibit Index

4.1
Amended and Restated Loan and Security Agreement dated March 9, 2012, among America’s Car-Mart, Inc., a Texas corporation, as Parent; Colonial Auto Finance, Inc., an Arkansas corporation, America’s Car Mart, Inc., an Arkansas corporation, and Texas Car-Mart, Inc., a Texas corporation, as Borrowers; and certain financial institutions, as Lenders, with Bank of America N.A., as Administrative Agent, Lead Arranger and Book Manager (Incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed with the SEC on March 12, 2012).

4.2
Colonial Second Amended and Restated Revolver Note dated March 9, 2012 by Colonial Auto Finance, Inc. in favor of Commerce Bank, as Lender (Incorporated by reference to Exhibit 4.4 to the Company’s Current Report on Form 8-K filed with the SEC on March 12, 2012).

4.3
Amendment No. 1 to Amended and Restated Loan and Security Agreement dated September 20, 2012, among America’s Car-Mart, Inc., a Texas corporation, as Parent; Colonial Auto Finance, Inc., an Arkansas corporation, America’s Car Mart, Inc., an Arkansas corporation, and Texas Car-Mart, Inc., a Texas corporation, as Borrowers; and certain financial institutions, as Lenders, with Bank of America N.A., as Administrative Agent, Lead Arranger and Book Manager.

4.4	Colonial Third Amended and Restated Revolver Note dated September 20, 2012 by Colonial Auto Finance, Inc. in favor of Bank of America, N.A., as Lender.

4.5	Colonial Third Amended and Restated Revolver Note dated September 20, 2012 by Colonial Auto Finance, Inc. in favor of BOKF, NA d/b/a Bank of Arkansas, as Lender.

4.6	Colonial Amended and Restated Revolver Note dated September 20, 2012 by Colonial Auto Finance, Inc. in favor of First Tennessee Bank, as Lender.

4.7	Colonial Third Amended and Restated Revolver Note dated September 20, 2012 by Colonial Auto Finance, Inc. in favor of Arvest.